UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MGM Growth Properties LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2020

MGM Growth Properties LLC

MGM Growth Properties Operating Partnership LP

(Exact name of registrant as specified in its charter)

DELAWARE (MGM Growth Properties LLC)	001-37733	47-5513237

DELAWARE (MGM Growth Properties Operating Partnership LP)	333-215571	81-1162318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1980 Festival Plaza Drive, Suite #750, Las Vegas, NV 89135

(Address of principal executive offices – Zip Code)

(702) 669-1480

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Shares of MGM Growth Properties LLC, No Par Value	MGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(b) On May 5, 2020, Michael Rietbrock and Robert Smith each informed MGM Growth Properties LLC (the “Company”) that they have decided not to stand for re-election at the Company’s 2020 Annual Meeting of Shareholders (the “Annual Meeting”). Neither Mr. Rietbrock’s nor Mr. Smith’s decision not to stand for re-election was a result of a disagreement with the Company on any matter relating to the operations, policies or practices of the Company. Shareholders who have cast a vote for the election of directors do not need to take any further action at this time. Shareholders who wish to change their vote may do so by voting virtually at the Annual Meeting while the polls are open. Since Messrs. Rietbrock and Smith are no longer standing for re-election, votes for Messrs. Rietbrock and Smith will no longer be cast for either candidate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGM Growth Properties LLC

Date: May 5, 2020	By:	/s/ Andrew Hagopian III
	Name:	Andrew Hagopian III
	Title:	Secretary

MGM Growth Properties Operating Partnership LP

Date: May 5, 2020	By:	/s/ Andrew Hagopian III
	Name:	Andrew Hagopian III
	Title:	Secretary